                                    PART B
                                   UAM FUNDS
                         HEITMAN REAL ESTATE PORTFOLIO

             STATEMENT OF ADDITIONAL INFORMATION -- MARCH 2, 1998
                         As Supplemented June 30, 1998

         This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the Heitman Real Estate Portfolio Institutional Class Shares dated March 2, 1998 and the Advisor Class Prospectus dated March 2, 1998, as supplemented from time-to-time. To obtain a Prospectus, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES............................................2

PURCHASE AND REDEMPTION OF SHARES............................................3

VALUATION OF SHARES..........................................................4

SHAREHOLDER SERVICES.........................................................4

INVESTMENT LIMITATIONS ......................................................5

MANAGEMENT OF THE FUND.......................................................7

INVESTMENT ADVISER...........................................................9

SERVICE AND DISTRIBUTION PLANS..............................................11

PORTFOLIO TRANSACTIONS......................................................12

ADMINISTRATIVE SERVICES.....................................................13

CUSTODIAN...................................................................14

INDEPENDENT ACCOUNTANTS.....................................................14

DISTRIBUTOR.................................................................14

PERFORMANCE CALCULATIONS....................................................15

GENERAL INFORMATION.........................................................16

FINANCIAL STATEMENTS........................................................17

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS .......................A-1

APPENDIX B - COMPARISONS...................................................B-1

                       INVESTMENT OBJECTIVE AND POLICIES

         The following policies supplement the investment policies of the Heitman Real Estate Portfolio (the "Portfolio") as set forth in the Prospectuses for the Institutional Class Shares and Advisor Class Shares of the Portfolio.

LENDING OF SECURITIES

         The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC" or the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loans) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

         In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in the short-term investments described below:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio.

         Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

         Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio;

     (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

     (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6) Repurchase agreements collateralized by securities listed above.

PORTFOLIO TURNOVER

         The portfolio turnover rates described in the Prospectuses are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectuses for the historical portfolio turnover rates with respect to the Portfolio.

                       PURCHASE AND REDEMPTION OF SHARES

     Institutional Class Shares of the Portfolio may be purchased without a sales commission at, and Advisor Class Shares of the Portfolio may be purchased with a sales charge in addition to, the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required for the Institutional Class Shares is $250,000, except institutions purchasing shares of the Portfolio on behalf of accounts maintained by the institution may aggregate such accounts to satisfy the minimum initial investment requirement, and the minimum initial investment required for the Advisor Class Shares is $5,000. Effective August 1, 1998, the minimum initial investment for Institutional Class Shares will be reduced to $2,500. Certain exceptions may be permitted from time to time by the officers of the Fund. Subsequent investments will be accepted in any amount. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

     General information on how to buy shares of the Fund, as well as sales charges, if any involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

     For purposes of determining whether a purchase of the Advisor Class shares of beneficial interest in the Fund (the "Advisor Class") qualifies for reduced sales charges and for purposes of determining whether an investor can join with another investor in a single purchase for inclusion toward completion of a Letter of Intent with respect to Advisor Class shares, the term "related person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) of (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

     The Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that either the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit. The Fund has made an election with the

Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in each Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if he converted those securities to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

     Signature Guarantees - To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identify of the person who has authorized a redemption from your account. Signatures guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.


                               VALUATION OF SHARES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Bonds and other fixed income securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that it reflects fair value.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Trustees.

                              SHAREHOLDER SERVICES

     The following supplements the information set forth under "Shareholder Services" in the Portfolio's Prospectuses.

EXCHANGE PRIVILEGE

     Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds - Institutional Class Shares in the Heitman Real Estate Portfolio - Institutional Class Shares Prospectus.) Likewise, Advisor Class Shares of the Portfolio may be exchanged for Advisor Class Shares of any other UAM Funds Portfolio to the extent any are created in the future. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind for Institutional Class Shares of the Portfolio. However, there is a sales charge for Advisor Class Shares of the Portfolio. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time), will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Portfolio to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

     The Portfolio is subject to the following restrictions which are fundamental policies (except as noted below) and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. The Portfolio will not:

1. As to 75% of the total assets of the Portfolio, purchase securities for the Portfolio of any issuer, if immediately thereafter (i) more than 5% of the Portfolio's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of any class of such issuer would be held by the Portfolio, provided that this limitation does not apply to U.S. Government securities.

2. Make investments in real estate (including real estate limited partnership interests, but excluding readily marketable interest in real estate investment trusts ("REITs") or readily marketable securities of companies which invest in real estate) or commodities or commodity contracts, although the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate, and the Portfolio may invest in futures contracts and related options.

3.   Act as a securities underwriter.

4. Make loans, except that the Portfolio may (i) purchase bonds, debentures and other publicly-distributed securities of a like nature, (ii) make loans in the form of call loans or loans maturing in not more than one year which are secured by marketable collateral and are in amounts and on terms similar to those currently in effect in the case of loans made by national banks, (iii) enter into repurchase agreements with respect to portfolio securities, and (iv) lend the portfolio securities of the Portfolio.

5. Borrow money, except that (i) the Portfolio may borrow money for temporary administrative purposes provided that the aggregate of all such borrowings does not exceed 33[OBJECT OMITTED]% of the value of the Portfolio's total assets and is not for more than 60 days, and (ii) the Portfolio may enter into interest-rate futures contracts. The Portfolio may not borrow for the purpose of leveraging its investment portfolio. The Portfolio may not purchase additional securities while outstanding borrowings exceed 5% of the value of its assets.

6. Lend the portfolio securities of the Portfolio in an amount in excess of 33% of the total assets of the Portfolio, taken at market value. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trustees, including the borrower's maintaining collateral equal at all times to the value of the securities loaned.

7. Purchase "illiquid" securities for the Portfolio, including repurchase agreements maturing in more than seven days, options traded "over-the-counter," securities lacking readily available market quotations and securities which cannot be sold without registration or the filing of a notification under federal or state securities laws, if, as a result, more than 15% of the Portfolio's net assets would then be invested in such securities.*

8. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Portfolio.*

9. Purchase securities of any other investment company, except in connection with a merger, consolidation, acquisition or reorganization, and except that the Portfolio may purchase securities of money market mutual funds to the extent permitted by applicable law. This restriction shall not prohibit the Portfolio from investing in securities issued by REITs.*

10. Purchase securities for the Portfolio of companies which together with predecessors have a record of less than three years' continuous operation, and equity securities of issuers which are not readily marketable, if, as a result, more than 5% of the Portfolio's net assets would then be invested in such securities, except that this restriction shall not apply to the purchase of securities of REITs.*

11. Invest in puts, calls, straddles, spreads and any combination thereof, except that (i) the Portfolio may write covered put and call options on securities and write and purchase put and call options on stock indexes, and (ii) the Portfolio may write covered put and call options on U.S. Government securities.*

12. Purchase securities from or sell securities to any of its officers or Trustees, except with respect to its own shares and as is permissible under applicable statutes, rules and regulations.*

13.  Purchase securities of companies for the purpose of exercising control.*

14. Make short sales whereby the dollar amount of short sales at any one time shall exceed 25% of the net assets of the Portfolio, or the value of securities of any one issuer in which the Portfolio is short exceeds the lesser of 2% of the value of the Portfolio's net assets or 2% of the value of securities of any class of any issuer, except that the Portfolio may make short sales against the box.*

     -------------------
     *Therefore, it may be changed by the Fund's Board of Trustees upon a reasonable notice to investors.

     While the Fund has the power to pledge its assets to secure borrowings, the Fund has no intention of pledging the assets of the Portfolio taken at market value in any amount in excess of 33 1/3% of the Portfolio's total assets taken at market value. The deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis, and collateral arrangements with respect to the purchase and sale of stock options and stock index options and initial and variation margin for futures contracts, are not deemed to be pledges of assets of the Portfolio. Also, although the Fund has the power to make call loans, it has no intention to do so.

     Government securities in which the Portfolio may invest include (a) direct obligations of the U.S. Treasury, including bills, bonds and notes, and
(b) obligations issued or guaranteed as to principal and interest by U.S. Government agencies or instrumentalities and supported by any of (i) the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association participation certificates); (ii) the right of the issuer to borrow a limited amount from the U.S. Treasury (e.g., securities of Federal Farm Credit Banks); (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (e.g., securities of the Federal National Mortgage Association); or (iv) the credit of the agency or instrumentality (e.g., securities of the Student Loan Marketing Association).

     Although the Portfolio has the ability to invest in futures contracts and options, the Portfolio has no current intention of doing so without first notifying its shareholders and supplying further information in the Prospectuses.

     Although not an investment policy, it is anticipated that under normal circumstances approximately 60% to 90% of the Portfolio's assets will be invested in REITs which, according to the National Association of Real Estate Investment Trusts, have grown over five-fold since 1991.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr. (1/26/29), Trustee of the Fund
College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

Nancy J. Dunn (8/14/51), Trustee of the Fund
10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

Philip D. English (8/5/48), Trustee of the Fund
16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

William A. Humenuk (4/21/42), Trustee of the Fund

4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

Norton H. Reamer* (3/21/35), Trustee of the Fund
One International Place, Boston, MA 02110; President and Chairman of the Fund; Chairman, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

Charles H. Salisbury, Jr.* (8/24/40), Trustee of the Fund
One International Place, Boston, MA 02110; Executive Vice President of United Asset Management Corporation; formerly an executive officer and Director of T. Rowe Price and President and Chief Investment Officer of T. Rowe Price Trust Company.

Peter M. Whitman, Jr.* (7/1/43), Trustee of the Fund
One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of Dewey Square.

William H. Park (9/19/47), Vice President of the Fund
One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

Gary L. French (7/4/51), Treasurer of the Fund
211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

Michael E. DeFao (2/28/68), Secretary of the Fund
211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

Robert R. Flaherty (9/18/63), Assistant Treasurer of the Fund
211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Senior Manager of Deloitte & Touche LLP from 1985 to 1995.

Michelle Azrialy (4/12/69), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Assistant Treasurer of Chase Global Funds Services Company since 1996. Senior Public Accountant with Price Waterhouse LLP from 1991 to 1994.

Gordon M. Shone (7/30/56), Assistant Treasurer of the Fund
73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

----------------
* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

     As of May 29, 1998, the Trustees and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF TRUSTEES AND OFFICERS

     The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,350 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc., and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund.

     The following table shows aggregate compensation paid to each of the Fund's unaffiliated Trustees by the Fund and total compensation paid by the Fund and UAM Funds, Inc. (collectively the "Fund Complex"), in the fiscal year ended April 30, 1998.

COMPENSATION TABLE


                                                                Pension or                                  Total
                                         Aggregate              Retirement          Estimated            Compensation
                                        Compensation         Benefits Accrued         Annual          from Registrant and
    Name of Person, Position                From                as Part of         Benefits Upon         Fund Complex
    ------------------------             Registrant            Fund Expenses        Retirement         Paid to Trustees
                                         ----------            -------------        ----------         ----------------
John T. Bennett, Jr..........              $6,149                    0                   0                  $33,500
  Trustee
Philip D. English............              $6,149                    0                   0                  $33,500
  Trustee
William A. Humenuk...........              $6,149                    0                   0                  $33,500
  Trustee
Nancy J. Dunn................              $4,668                    0                   0                  $25,200
  Trustee

PRINCIPAL HOLDER OF SECURITIES

     As of May 29, 1998, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio, as noted:

     Heitman Real Estate Portfolio Institutional Class Shares: United Nations Joint Staff Pension Fund, c/o Henry L. Ouma, Investment Management Service, United Nations, Room S-0702, New York, NY, 38.2%; Charles Schwab & Company, Reinvest Account, 101 Montgomery Street, San Francisco, CA, 30%*; Charles Schwab & Company, Cash Account, 101 Montgomery Street, San Francisco, CA, 23%*; HAWCO, c/o Hawaiian Trust Company, Client Mutual Funds 769, P.O. Box 1930, Honolulu, HI, 9%; Donaldson Lufkin & Jenrette, Cash Account, 1 Pershing Plaza, Jersey City, NJ, 9.5*; Drexel University, Office of the Comptroller, 32nd & Chestnut Street, Philadelphia, PA, 5%.

     Heitman Real Estate Portfolio Advisor Class Shares: Charles Schwab & Company, Special Custody Account, 101 Montgomery Street, San Francisco, CA, 38 %*.

     The persons(s) or organization(s) listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

-----
* Denotes shares held by a trustee or fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

     Heitman/PRA Securities Advisors, Inc. (the "Adviser") is a wholly-owned subsidiary of Heitman Financial

Ltd. which is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PROVIDED BY ADVISER

     Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolio's assets, to continuously review, supervise and administer the Portfolio's investment program, and to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested.

     In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

     Unless sooner terminated, the Agreement shall continue for a period of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

PHILOSOPHY AND STYLE

     The Adviser believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycles and management's ability to operate and invest in these assets during each market cycle. The Adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability of growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, The Adviser is committed to a strategy of investing in companies which offer growth at a reasonable price.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

     0.75% of the Portfolio's first $100 million; plus 0.65% of the net assets in excess of $100 million.

     During the fiscal years ended December 31, 1997, 1996 and December 31, 1995, the fees paid to the Adviser were $1,489,121, $992,968, and $724,658, respectively.

                        SERVICE AND DISTRIBUTION PLANS

     As stated in the Portfolio's Advisor Class Shares Prospectus, the Distributor may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Advisor Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Advisor Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account records for such beneficial owners of the Fund's shares;

     (c)   opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e) processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). The Shareholder Services Plan may be terminated at any time by vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, at the discretion of the Board of Trustees of the Fund, by vote of a majority of the outstanding voting securities of the Fund. So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Trustees.

     For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid $190,631, $89,289 and

$2,985, respectively, in compensation to ACG Capital Corporation with respect to Advisor Class Shares pursuant to a Distribution Agreement dated May 15, 1995.

         Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Advisor Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Advisor Class Shares.

         The Distribution Plan permits the Advisor Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Advisor Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Advisor Class Shares may make payments directly to other unaffiliated parties who either aid in the distribution of their shares or provide services to the Class.

         The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), may not exceed in the aggregate 0.50% of the Adviser Class Shares' average daily net assets for the year without first obtaining shareholder approval. The Fund's Board of Trustees may reduce this amount at any time. The current fee which will be payable under the Service Plan has been set at 0.25%, and the current fee which will be payable under the Distribution Plan has been set at 0.25%.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Advisor Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above.

         Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Advisor Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The National Association of Securities Dealers, Inc. has adopted amendments to its Conduct Rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

         During the fiscal years ended December 31, 1996 and December 31, 1995, the Fund paid an aggregate of $89,289 and $2,985, respectively, to Service Agents under contracts entered into pursuant to the Shareholder Servicing Plan.

                            PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

         It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

         During the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid $480,427, $400,540, and $334,132, respectively, in brokerage commissions.

         During the fiscal year ended December 31, 1997, transactions of the Portfolio aggregating $173,894,638 were allocated to brokers providing research, statistical and other related services and $234,403 in brokerage commissions were paid on these transactions.

         Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

         The Board of Trustees of the Fund approved a Fund Administration Agreement, effective April 15, 1996, ("Fund Administration Agreement"), between UAM Fund Services, Inc., a wholly-owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

         UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

         Pursuant to the terms of the Agreements, the Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following portfolio specific fees are calculated from the aggregate net assets of each
Portfolio:

                                                                 Annual Rate
           Heitman Real Estate Portfolio...................         0.06%

         CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

           0.19 of 1% of the first $200 million of combined UAM Funds net assets;
           0.11 of 1% of the next $800 million of combined UAM Funds net assets;
           0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;
           0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

         Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

         Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

         UAMFSI bears all expenses in connection with the performance of its services under the Agreement. Other expenses to be incurred in the operation of the Fund are borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms; costs of special telephone and data lines and devices; trade association dues and expenses; and any extraordinary expenses and other customary Fund expenses.

         Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

         UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

         Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which they provide services.

                                   CUSTODIAN

         The Chase Manhattan Bank, 3 Chase Metrotech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                   DISTRIBUTOR

         UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the distributor of the Institutional Class Shares of the Fund. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAM Fund Distributors, Inc. received no compensation for its services directly or indirectly from the Portfolio during the fiscal year ended December 31, 1997.

         ACG Capital Corporation ("ACG"), 1661 Tice Valley Boulevard, #200, Walnut Creek, CA 94595, provides distribution services to the Fund with respect to Advisor Class shares pursuant to a Distribution Agreement (the "ACG Distribution Agreement").

         Under the ACG Distribution Agreement, ACG is granted the right to sell Advisor Class shares as agent for the Fund. ACG agrees to use all reasonable efforts to secure purchasers for the Advisor Class shares and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Advisor Class shares and any other literature and advertising used in connection with the offering.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

         The Portfolio may from time to time quote various performance figures to illustrate past performance.

          Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Portfolio are based on the standardized methods of computing performance mandated by the Commission. An explanation of those methods used to compute or express performance follows.

YIELD

         Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Advisor Class Shares of a Portfolio bear additional service and distribution expenses, the yield of the Advisor Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

         A yield figure is obtained using the following formula:

         Yield = 2 [(a - b + 1)/6/ - 1]
                     -----
                       cd

where:

         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

TOTAL RETURN

         The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Advisor Class Shares of a Portfolio bear additional service and distribution expenses, the average annual total return of the Advisor Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

         These figures are calculated according to the following formula:

         P(1 + T)/n/ = REV

where:

P      =   a hypothetical initial payment of $1,000
T      =   average annual total return
n      =   number of years
REV    =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

         The average annual total returns of the Institutional Class Shares for the one-year and five-year periods ended December 31, 1997 and since inception (January 4, 1989) through December 31, 1997 were 21.12%, 18.02% and 11.37%, respectively, and the average annual total returns of the Advisor Class Shares for the one-year period ended December 31, 1997 and since inception (May 15, 1995) through December 31, 1997 were 14.47% and 24.70%, respectively.

COMPARISONS

         To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

         The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders. The Trustees have authorized an additional class of shares known as Institutional Service Class Shares. As of the date of this Statement of Additional Information, no Institutional Service Class Shares have been offered by this Portfolio.

         The shares of the Portfolio of the Fund, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses. The amounts of any income dividends or capital gains distributions cannot be predicted.

         Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

         As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

         The Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

FEDERAL TAXES

         In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other related income derived with respect to its business investing in such securities or currencies.

         The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

         The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

         The Financial Statements of the Portfolio which include the Financial Highlights for the fiscal year ended December 31, 1997 which appear in the 1997 Annual Report and the report thereon of Price Waterhouse LLP as of and for the fiscal year ended December 31, 1997 which were previously filed electronically with the SEC are incorporated herein by reference. The Financial Statements and Financial Highlights for the periods prior to 1996 were audited by other independent accountants. The Financial Statements and financial Highlights for the periods prior to 1996 were audited by other independent accountants.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

         Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards; A- - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

         Excerpts from Standard & Poor's Rating Services ("S&P") description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

         The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

         In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

         Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

         The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand

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notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

         Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers, such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                           APPENDIX B - COMPARISONS

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

     (b) Standard & Poor's 500 Stock Index or its component indices-- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

     (d) The New York Stock Exchange composite or component indices-- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices --represents the return on the market value of all common equity securities for which daily pricing is available.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper --Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

     (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (n) Lehman Brothers Treasury Bond Index -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Brothers Government/Corporate Index-- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

     (t) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (u)   CDA Mutual Fund Report published by CDA Investment Technologies,
           Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (v) Mutual Fund Source Book published by Morningstar, Inc. --analyzes price, yield, risk and total return for equity funds.

     (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service-- publications that rate fund performance over specified time periods.

     (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (y)   Stocks, Bonds, Bills and Inflation, published by Ibbotson
           Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.


                                      B-3